Supplement, dated June 14, 2005,

to the Statement of Additional Information, dated May 2, 2005,

of

Seligman Portfolios, Inc.

(the “Fund”)

Effective June 14, 2005, the following paragraph replaces and supersedes the first paragraph under the heading “Investment Strategies and Risks — Options ” set forth in the Fund's Statement of Additional Information:

Options. The investment manager must seek approval of the Board of Directors to invest in any option if it is of a type that a Portfolio has not previously utilized. Pursuant to this policy, the Board has approved the investment manager’s request that each of the Portfolios, other than the Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, be permitted to purchase put options, call options, put spreads, call spreads and collars, and to sell covered call options (i.e., where the Fund owns the underlying security) and covered put options (i.e., where the Fund maintains the cash or collateral to cover the obligation created by the put). These instruments are described below.